Other Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Other Commitments and Contingencies
12. OTHER COMMITMENTS AND CONTINGENCIES
a. Commitments
In addition to the lease payments described in Note 9, the Company has various commitments under the following types of material contracts: (i) Management Agreement with Emmis (Note 15) and (ii) other contracts with annual commitments (including payouts to former management of Fairway Outdoor) at December 31, 2020 as follows:

Year ending December 31,	Management Agreement	Other Contracts	Total
2021	$625	$981	$1,606
2022	—	581	581
2023	—	12	12
2024	—	—	—
2025	—	—	—
Thereafter	—	—	—

Total	$625	$1,574	$2,199

The initial term of the management agreement with Emmis runs until November 25, 2021, however, MediaCo can terminate the agreement, without penalty, with six months’ notice. Notice had not been given as of December 31, 2020 and therefore the amount shown in the table above represents the fee that would be due for that six month period.
As of December 31, 2020,
WQHT-FM
and
WBLS-FM
leased their employees from Emmis’ wholly owned subsidiary, Emmis Operating Company under an employee leasing arrangement. Effective January 1, 2021, the Employee Leasing Agreement was terminated, and the Company hired all of the leased employees and assumed the employment and collective bargaining agreements related to leased employees. The Company has assumed employment contracts totaling $2.9 million over the next three calendar years.
b. Litigation
From time to time, our stations are parties to various legal proceedings arising in the ordinary course of business. In the opinion of management of the Company, however, there are no legal proceedings pending against the Company that we believe are likely to have a material adverse effect on the Company.